KEMPER EQUITY FUNDS/GROWTH STYLE
                     Kemper Small Capitalization Equity Fund
                            Kemper Value+Growth Fund

                      SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                       PROSPECTUS DATED FEBRUARY 1, 1999

                              --------------------

The following disclosure replaces the first paragraph in the "Principal strategies and investments" section on page 26 of the prospectus:

Under normal market conditions, the fund invests at least 65% of its total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index. The fund sells securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

The following disclosure supplements the relevant language in the "Investment Manager" section of the prospectus:

Robert D. Tymoczko is the Lead Portfolio Manager for the Kemper Value+Growth Fund. Mr. Tymoczko joined Scudder Kemper in 1997 as a quantitative research analyst and is a Vice President. He began his investment career in 1996. Prior to joining Scudder Kemper he worked as an economic consultant specializing in quantitative research and econometric consulting.





April 21, 1999


                                  (over please)